UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2005

FPB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-33351	65-1147861
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1301 SE Port St. Lucie Boulevard, FL	34952
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (772) 398-1388

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On October 19, 2005, the Board of Directors of FPB Bancorp, Inc. took action to accelerate the vesting of 109,002 stock options held by its directors and employees and directors and employees of its subsidiary, First Peoples Bank. All such options are now fully exercisable. The Company estimates that it will save $465,189.67 in pre-tax expenses in future periods by accelerating such options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FPB BANCORP, INC.
(Registrant)

Date: December 22, 2005

/s/ Nancy E. Aumack
Nancy E. Aumack
Senior Vice President and Chief Financial Officer